UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2018

COASTAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 Evergreen Way, Everett, Washington 98203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (425) 257-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On October 2, 2018, Coastal Financial Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission (the “SEC”). The sole purpose of this Amendment No. 1 on Form 8-K (this “Amendment”) is to refile Exhibit 10.1 to the Original Form 8-K, for which confidential treatment was requested, to include information that was previously redacted pursuant to the confidential treatment request. Exhibit 10.1 hereto supersedes in its entirety Exhibit 10.1 previously filed with the Original Form 8-K. Other than disclosing information that was previously redacted, the exhibit filed with this Amendment remains unchanged from Exhibit 10.1 filed with the Original Form 8-K. Nothing in the Original Form 8-K is being amended other than the re-filing of Exhibit 10.1 as described above.

Item 9.01   Financial Statements and Exhibits

Exhibit Number		Description

10.1		Program Agreement dated as of September 26, 2018, by and between Coastal Community Bank and Aspiration Financial, LLC*
	*	Portions of this exhibit have been omitted pursuant to a request for confidential treatment that has been granted by the SEC. The non-public information has been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION (Registrant)

Date: March 21, 2019	By:	/s/ Joel Edwards
Joel Edwards
Executive Vice President and Chief Financial Officer